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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of
UCAR International Inc.

We consent to the use of our report included in UCAR International Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, which is incorporated herein by reference.

                                    /s/ KPMG LLP

Nashville, Tennessee

September 25, 2000